UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

MARCH 24, 2011

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

410 TERRY AVENUE NORTH, SEATTLE, WA 98109-5210

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

SIGNATURES

ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 24, 2011, Amazon.com, Inc. announced that it had received regulatory approval for its previously announced proposed acquisition of Quidsi, Inc., which operates Diapers.com, Soap.com and BeautyBar.com. The acquisition is expected to close on or about April 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/S/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and Chief Financial Officer

Dated: March 24, 2011